Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Concrete Pumping Holdings, Inc. (the "Company") hereby certifies that to my knowledge, the Annual Report on Form 10-K of the Company for the year ended October 31, 2021 (the “Report”) accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2022	/s/ Iain Humphries
Iain Humphries, Chief Financial Officer and Director
(principal financial and accounting officer)